UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

SCOTT’S LIQUID GOLD-INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 3, 2019, Scott’s Liquid Gold-Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Colorado Quality Products LLC (“CQP”) pursuant to which CQP will (i) acquire certain assets of the Company, which include all fixed assets utilized in the manufacturing and warehouse operations of the Company, (ii) assume all of the Company’s obligations under its existing real property leases, (iii) manufacture certain products of the Company at a competitive fixed rate, and (iv) pay cash consideration of $500,000 (collectively, the “Acquisition”). The Acquisition is expected to close on or around March 1, 2020.

The closing of the transaction is subject to, among other things, the parties receiving required third-party consents and entering into a manufacturing and supply agreement pursuant to which CQP will manufacture certain of the Company’s and its wholly owned subsidiaries’ (including Neoteric Cosmetics) products.

Item 7.01	Regulation FD Disclosure.

On December 5, 2019, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The following information, including Exhibit 99.1, will not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as is expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Exhibit Description
10.1*	Asset Purchase Agreement, by and between Scott’s Liquid Gold-Inc. and Colorado Quality Products LLC, dated December 3, 2019
99.1*	Scott’s Liquid Gold-Inc. Press Release, dated December 5, 2019

* Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date:	December 5, 2019	By:	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki
Chief Financial Officer